     COMMON STOCK                                                                                             COMMON STOCK
                                                                                                              $.01 PAR VALUE

       [NUMBER]                                       [VIAGRAFIX LOGO]                                          [SHARES]

INCORPORATED UNDER THE LAWS                         VIAGRAFIX CORPORATION                                     SEE REVERSE FOR
 OF THE STATE OF OKLAHOMA                                                                                   CERTAIN DEFINITIONS

                                                                                                             CUSIP 925909 10 3

THIS CERTIFIES THAT





is the owner of


                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $.01 PER SHARE OF

                                                       VIAGRAFIX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this
Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent.

Witness the seal of the Corporation and the signatures of its duly authorized officers.


Dated:

/s/ ROBERT WEBSTER                                                            /s/ MIKE WEBSTER
    SECRETARY                                                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                   [VIAGRAFIX CORPORATION SEAL]

COUNTERSIGNED:

                        UMB BANK, N.A.
By                  (Kansas City, Missouri)                                               TRANSFER AGENT

                                                                                    AUTHORIZED SIGNATURE

                            VIAGRAFIX CORPORATION

        The Corporation will furnish without charge to each stockholder who so requests a copy of the statement of designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation or to the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT  _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of       Under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used through not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       ___________________________________


                                     Signature:

                                     _______________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                     Signature guaranteed:

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.